EXHIBIT 10f


                    AMENDMENT, ESTOPPEL AND CONSENT AGREEMENT

         Agreement  made as of June 18,  1997  between  SPC  Properties  Limited
("Lessor"), an Ohio limited liability company, and Superior Pharmaceutical Company ("Lessee"), an Ohio corporation (the "Agreement").

         WHEREAS, an Agreement and Plan of Merger was entered into on March 7, 1997, and amended by Amendment No. 1 to Agreement and Plan of Merger dated as of June , 1997, by and among DynaGen, Inc. ("DynaGen"), DynaGen Acquisition Corp. ("Acquisition"), Lessee and others, pursuant to which Acquisition will be merged with and into Lessee, and as a result, the separate corporate existence of Acquisition shall cease and Lessee shall continue as the surviving corporation under the name "Superior Pharmaceutical Company" (the "Merger"); and

         WHEREAS, Lessor is the landlord and Lessee is the tenant under a Commercial Lease Agreement dated March 9, 1995 (the "Lease") with respect to the approximately 37,323 square foot office/warehouse building situated on a 6.93 +/- acre parcel located at 1385 Kemper Meadow Drive, Forest Park, Ohio (the "Leased Premises"); and

         WHEREAS, in anticipation of the Merger and in order to induce DynaGen to complete the Merger, Lessor and Lessee desire to clarify certain obligations and rights under the Lease and amend the Lease.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties and agreements set forth in this Agreement and other valuable consideration, the receipt of which is hereby acknowledged by Lessor and Lessee, the parties hereby agree as follows:

         1. Consent Not Required. Notwithstanding any provision of the Lease to the contrary, Lessor hereby agrees that the consent of Lessor is not required with respect to the completion of the Merger, and Lessor hereby waives any right to claim that the Merger constitutes an assignment, mortgage, pledge, hypothecation, sublet or transfer of the Lease by operation of law or otherwise.

         2. Amendment. Lessor and Lessee hereby agree that the Lease shall be amended as follows:

                  (a) The following paragraph is added to the end of Section 1 of the Lease as a further definition of the Leased Premises:

                           Lessee shall have the appurtenant rights to use (i) all parking areas on said Lot No. 3, (ii) all driveways, entrances and walkways providing access to the Building or such parking areas, to the extent of Lessor's interest therein, (iii) all easements, rights-of-way and other appurtenant rights and interests benefiting said Lot 3 from time to time, and (iv) all wires, cables, pipes, conduits, mains, equipment and other improvements necessary for or relating to the provision of electrical, gas, telephone, cable, drainage, water, sewer and other utility services to the Building, to the extent of Lessor's interest therein. The Building and such









                           appurtenant   rights  are  hereinafter   collectively
                           called the "Leased Premises".

                  (b) The "Base Rental Schedule" (attached to the Lease), which is incorporated into Section 3 of the Lease, is hereby amended to delete the phrase "Months 2-120" and insert the phrase "Months 61-120" in order to correct the typographical error contained therein.

                  (c) The  following  provision  is  hereby  added to the end of
                  Section 3 of the Lease:

                           To the extent Lessor receives such payments of real estate taxes and assessments from Lessee, Lessor shall pay when due all Real Estate Taxes (as hereinafter defined) levied on the Leased Premises and shall not allow any penalties or interest to be assessed due to the failure to pay such Real Estate Taxes.

                  (d) Section 7(a) is hereby amended to add the following language at the end of the fourth sentence of such section:

                           except that Lessee shall not be responsible for the repair of any damage caused by fire or other casualty or for any damage for which Lessor has waived its rights against Lessee pursuant to Section 15 of the Lease.

                  (e) Section 7(b)(ii) is hereby amended such that the following language is added at the end of the first sentence thereof before the word "excepted":

                           , damage by fire or other casualty and eminent domain

                  (f) Section 10 is further amended by deleting the last sentence thereof and inserting the following in its place:

                           Notwithstanding the foregoing, Lessee shall be entitled to remove all trade fixtures, equipment and personal property (including, without limitation, the storage and material handling equipment) from the Leased Premises during or at the expiration of the term without the consent or approval of Lessor or any other party and any damage caused thereby shall be repaired by Lessee; provided, however that during the term of the Lease and for as long as the interest of the First Mortgagee (as defined below) is in full force and effect, Lessee shall obtain the prior consent of the First Mortgagee of such removal (which consent shall not be unreasonably withheld).

                                    (t)     Section 19(b)(ii) is hereby deleted.

                  (g) Section 20 is hereby amended by deleting Subsection (c) and replacing it with the following:

                           (c) Other Defaults. Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent or any other payment required under this Lease, and such failure is not cured within thirty (30) days after written notice to Lessee, provided, however, that if such failure cannot reasonably be cured within said thirty (30) day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure, and thereafter diligently prosecute the same to completion.

                  (h) Section 25 is hereby amended by deleting the word "accepted" at the end of the second sentence thereof and replacing it with the following:

                           , damage by fire or other casualty and eminent domain excepted.

                  (i) Section 27 is hereby amended by adding the following at the end of such Section:

                           Lessor hereby warrants and represents that no parties other than The Huntington National Bank (the "First Mortgagee") and Hamilton County Development Co., Inc., (the "Second Mortgagee"; together with the First Mortgagee, the "Existing Mortgagees") have an interest in the Leased Premises under a ground lease, mortgage, deed of trust or any other security instrument (collectively, "Security Instruments"). Lessor shall use its best efforts to obtain from the Existing Mortgagees and deliver to Lessee an agreement for Lessee's benefit (a "Non-Disturbance Agreement") providing that, if either Existing Mortgagee (or any of its successors in interest with respect to the Leased Premises or this Lease) acquires title to the Leased Premises or succeeds to the landlord's interest under this Lease by foreclosure, deed in lieu of foreclosure, termination or other exercise of rights under its Security Instruments (any such acquisition or succession being a "Foreclosure"), such Existing Mortgagee (or its successors) shall not disturb Lessee's possession of the Leased Premises under this Lease, shall recognize Lessee's rights as tenant under this Lease and shall assume Lessor's obligations under this Lease that arise or accrue after such Foreclosure, so long as Lessee is not in default of its obligations under this Lease after any applicable notice and beyond any applicable cure periods under this Lease. Lessor shall obtain and deliver to Lessee a Non-Disturbance Agreement from the holders of any Security Instruments under which any party now or hereafter holds an interest in the Leased Premises or this Lease, except the first and second priority Security Instruments held by the Existing Mortgagees as of March 30, 1995 (any such Security Instrument being a "New Security Instrument"). Each Non-Disturbance Agreement shall require such other holders to give Lessee written notice of any default by Lessor in the payment or performance of its obligations secured by the Security Instrument that is the subject of such Non-Disturbance Agreement. Notwithstanding any contrary provision of this Lease,
                           (i) the subordination of this Lease to any New Security Instrument, (ii) the power and authority of Lessor to subordinate this Lease to any New Security Instruments, (iii) the obligation of Lessee to subordinate this Lease to any New Security Instruments, (v) the option of any Purchaser to bind Lessee under this Lease after the Foreclosure under any New Security Instrument, and (v) the obligation of Lessee to attorn to any such Purchaser shall all be conditioned upon Lessee receiving a Non-Disturbance Agreement with respect to such New Security Instrument. If Lessor delivers a Non-Disturbance Agreement from any Existing Mortgagee or any such other holder, Lessee shall agree in such Non-Disturbance Agreement to subordinate this Lease to the Security Instrument that is the subject of such Non-Disturbance Agreement and to attorn to such Existing Mortgagee or holder (or its successor in interest with respect to the Leased Premises or this Lease), subject to the terms and conditions of this Lease and such Non-Disturbance Agreement.

                  (j) Section 33(c) is hereby amended so that a copy of any notice or document required or permitted to be delivered under the Lease to Lessee shall be delivered to:

                           DynaGen, Inc.
                           99 Erie Street
                           Cambridge, MA 02139
                           Attention: President

         3. Lessor's Warranties and Representations. Lessor hereby warrants and represents to Lessee and DynaGen that:

                  (a) A copy of the Lease attached to this Agreement as Exhibit A is a complete and correct copy of the Lease which has not been amended prior to the date hereof;

                  (b) The Lease is in full force and effect according to the terms set forth in Exhibit A;

                  (c) Lessor is the holder of the lessor's interest under the Lease and holds fee title to the Leased Premises;

                  (d) Lessor has not delivered to Lessee a notice of default under the Lease;

                  (e) Neither Lessee nor Lessor is not in default under the Lease, nor has any event occurred which, after the giving of any applicable notice, and/or such expiration date of any applicable grace period which would constitute a default by either party under the Lease;

                  (f) All rent, additional rent and other charges under the Lease have been paid as billed in the normal course through May 31, 1997;

                  (g) To the extent that the consent of a bank or other lender is required in connection with this Agreement, Lessor has obtained such consent; and

                  (h) The Commencement Date of the Lease occurred on March 9, 1995.

         4. Reliance. Lessor and Lessee hereby agree that DynaGen may rely on the representations and agreements contained herein.

         5. Payment of Rent/Release of Guaranty. Notwithstanding any provision of the Lease to the contrary, for so long as Lessee or its affiliates or successors shall have any obligations with respect to any debt of Lessor now or hereafter secured by an interest in the Leased Premises or this Lease under a Security Instrument (a "Secured Obligation"), Lessee shall have the right, but not the obligation, at any time and from time to time, to pay the Base Rental and any other rent due under the Lease directly to the creditor or holder of any Secured Obligation to satisfy such portion of the Secured Obligations then due and payable as the Base Rental and any other rent will cover. To the extent the Base Rental and any other rent exceed the Secured Obligations due and payable from time to time, Lessee shall pay such excess to Lessor. Lessor warrants and represents that the current monthly payment to the First Mortgagee is $9,753.37 and to the Second Mortgagee is $6,270.43. Lessor shall notify Lessee in writing of (i) any change in the amount of the monthly payment due to either of the Existing Mortgagees, (ii) any default in the payment or performance of any Secured Obligations, and (iii) the name and address, and any change in the name or address, of any present and future creditor or holder of a Secured Obligation.

         Lessor further agrees not take to take any action which will increase the obligations, monetary or otherwise, owed or due to the Existing Mortgagees. Before March 31, 2000, Lessor shall cause Lessee to be released from (i) all guaranties in effect as of the date of this Lease with respect to any present or future liabilities, debts and other obligations of Lessor, and (ii) all other Secured Obligations.

         IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be executed as of the day and year first written above.

Signed and Acknowledged in the Presence of      LESSOR:
(as to Landlord):
                                                SPC PROPERTIES LIMITED
By:      John R. Nalter
         ------------------------------
Title:   Legal Office Clerk
                                                By:  Eric C. Hagerstrand
                                                   ----------------------------
         Jack L. Tucker                         Title:  Member
         ------------------------------         Name:  Eric C. Hagerstrand

Signed and Acknowledged in the Presence of      LESSEE:
(as to Tenant):
                                                SUPERIOR PHARMACEUTICAL COMPANY
By:      John R. Nalter
    -----------------------------------
Title:   Legal Office Clerk
                                                By:  Eric C. Hagerstrand
                                                   ----------------------------
         Jack L. Tucker                         Title:  Chairman/VP
    -----------------------------------         Name:  Eric C. Hagerstrand



State of Ohio
County of Hamilton

         Before me personally appeared Eric C. Hagerstrand, the Member of SPC Properties Limited, to me known, and known by me to be the party executing the foregoing instrument on behalf of said corporation and he acknowledged said instrument, executed to the his free act and deed in the free act and deed of SPC Properties Limited.

                                                      John R. Nalter
                                                      ------------------------
                                                      Notary Public
                                                      My Commission Expires on:


State of Ohio
County of Hamilton

         Before me personally appeared Eric C. Hagerstrand, the Chairman/VP of the Superior Pharmaceutical Company, to me known, and known by me to be the party executing the foregoing instrument on behalf of said corporation and he acknowledged said instrument, executed to the his free act and deed in the free act and deed of the Superior Pharmaceutical Company.

                                                       John R. Nalter
                                                       ------------------------
                                                       Notary Public
                                                       My Commission Expires on:

                                                                       EXHIBIT A


                           COMMERCIAL LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into as of the date set forth below between SPC PROPERTIES LIMITED, and Ohio limited liability company, hereafter referred to as "Lessor" and SUPERIOR PHARMACEUTICAL COMPANY, an Ohio corporation hereinafter referred to as "Lessee":

                                   WITNESSETH

1. LEASE PREMISES: In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets, and demises to Lessee the following described premises:

         Approximately 37,323 square feet office/warehouse building (Building) comprising 100% of Lessor's building (Lessee's Percentage) situated on a 6.93 +/- acre parcel located at 1385 Kemper Meadow Drive, in the City of Forest Park, Hamilton County, Ohio, and being further described as follows:

         Lot No. 3 of Kemper Meadow Business Center, Block "B", recorded in Plat Book 312, Page 36, of the Hamilton County, Ohio Plat Records, and being subject to all legal highways, easements and restrictions of record.

2. INITIAL TERM: Subject to and upon the conditions set forth below, the term of this Lease shall commence upon issuance of a certificate of occupancy ("Commencement Date"). The Lease shall terminate on the last day of the 241st month thereafter.

3. RENT: (a) BASE RENT: Lessee agrees to pay monthly as Base Rental during the term of this Lease the sums as indicated on the attached "Base Rent Schedule" (Exhibit B), which amounts shall be payable to Lessor at the address shown below on the first day of the month. One monthly installment of rent shall be due and payable on the day of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month, as indicated on the Rent Schedule, during the demised term; provided, that if the "Commencement Date" should be a date other than the first day of a calendar month, the monthly rental set forth above shall be pro-rated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the demised term. Lessee shall pay, as additional rental, all other sums due under this Lease.

         (b) INSURANCE PREMIUMS: Lessor shall provide and Lessor shall pay for the All Risk Fire and Extended Coverage Insurance for the Building with loss of rent endorsement. However, at Lessee's option and subject to Lessor's review and approval as to form, content and carrier, Lessee may provide the Building insurance to Lessor at Lessee's expense. The costs associated with said insurance coverage shall be included in the Base Rent as indicated on the attached "Base Rent Schedule" (Exhibit B). If, however, the lessee pays for the cost of the insurance then the lessee shall receive a credit on the Base Rent for the actual amount paid.












         (c) REAL ESTATE TAX: The total rental to be paid under this Lease shall also include all real estate taxes and assessments levied on the Leased Premises. Such payments be included in the Base Rent as indicated on the attached "Base Rent Schedule' (Exhibit B).

         (d) SERVICE CHARGE: Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor or if any other payment due Lessor by Lessee is not received by Lessor on or before the fifth (5th) day after it is due, a service charge of five percent (5%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease.

It is the Lessee's responsibility to pay on a timely basis all costs associated with the use and occupancy of the Leased Premises including , but not limited to, all taxes, other than Real Estate Taxes and assessments, maintenance, repairs, grounds keeping and snow removal.

4. USAGE:  Lessee  warrants and  represents  to Lessor that the Leased  Premises shall be used and occupied only for the purposes of the "Lessee" as office/warehouse space. Lessee shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, reputable and will not create any nuisance or otherwise interfere with, annoy or disturb any property owner in Kemper Meadow Business Center in its normal business operations or Lessor in its management of the Premises. Lessee shall not commit, or suffer to be committed, any waste on the Leased Premises.

5. INSURANCE: Use of Premises. Lessee shall not permit the Leased Premises to be used in any way which could be extra hazardous on account of fire or otherwise which would in any way increase or render void the fire insurance on the Building or any part thereof or any contents in the Building belonging to or used by Lessor. If at any time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rental the increase in Lessor's insurance premiums.

         Lessee shall carry, at its expense, liability insurance on the Premises throughout the Lease Term covering both Lessee and Lessor as named insureds and if Lessor elects, any owner and/or Lessee of the land upon which the building is located, as additional named insured, with terms and companies satisfactory to Lessor and having a combined single limit, providing both bodily injury, including death resulting therefrom, and property damage coverage, to the extent of $2,000,000.00, arising out of the Ownership, maintenance or use of the Leased Premises. Lessee shall also carry insurance against fire and such other risks as are from time to time included in standard extended coverage insurance, insuring the full replacement cost of all leasehold improvements paid for by Lessee, including wall coverings, carpeting, furnishings and equipment. All such policies shall be cancelable only upon ten (10) days prior written notice to Lessee and Lessor. Prior to the Commencement Date and within fifteen (15) days prior to the expiration of each such policy, Lessee shall furnish Lessor with copies of such policies or certificates evidencing that such insurance is in full force and effect and stating the terms thereof.

6. UTILITY SERVICE: Lessor shall provide the normal utility service connection into the Leased Premises as indicated on approved construction plans. Lessee shall pay the cost of all utility services, including, but not limited to, all charges for gas, water and electricity used on the Leased Premises. Lessee shall pay all costs caused by Lessee introducing excessive pollutants or solids other than human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Lessee shall be responsible for the installation and maintenance of any dilution tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Lessee's use of the sanitary sewer system. Lessor shall not be required to pay for any utility services, supplies or upkeep in connection with the Leased Premises.

7. REPAIRS AND MAINTENANCE: (a) Lessor's Obligations Unless otherwise expressly provided, Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the Leased Premises during the term of this Lease except such repairs as are set forth in this subparagraph. Lessor shall maintain only the foundation and the structural soundness of the roof, slab and exterior walls (excluding all windows, window glass, plate glass and all doors) of the Building in good repair and condition except for reasonable wear and tear. Lessor will pass through any manufacturing warranties on building components for benefit of Lessee. Lessee shall repair and pay for any damage caused by the negligence or default of Lessee or Lessee's agents and employees. Lessee shall immediately give written notice to Lessor of the need for repairs, which repairs shall be made by Lessor beginning not more than fifteen (15) days after written notice by Lessee. Lessor shall not be liable to Lessee, except as expressly provided in the Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease except as provided for in Paragraph 13.

         (b) Lessee Obligations (i) Except as indicated hereinabove, Lessee shall, at its own cost and expense, maintain all parts of the Building and other Improvements on the Leased Premises in good repair and condition (including all necessary replacements), including, but not limited to, dock bumpers, pest control and extermination, and regular removal of debris. Lessee shall enter into a service contract for maintenance of the heating, ventilating and cooling systems with a qualified mechanical contractor providing for complete maintenance service at six (6) month intervals.

(ii) Lessee shall not allow any damage to be committed on any portion of the Leased Premises, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the Leased Premises to Lessor in as good conditions as existed at the Commencement Date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Leased Premises shall be borne by Lessee, and if Lessor undertakes to restore the Leased Premises it shall have a right of reimbursement against Lessee.

8. COMPLIANCE WITH LAWS, RULES AND REGULATIONS: Lessee, at Lessee's expense, shall comply with all laws, ordinances, orders rules, regulations and other requirements of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the Leased Premises. Lessee shall not erect any exterior signs without the prior written approval of Lessor, which shall not be unreasonably withheld.

9. LESSOR IMPROVEMENTS: If construction to the Leased Premises is to be performed by Lessor prior to the Lessee's occupancy, Lessor will, at its expense, commence and/or complete the construction of the improvements constituting the Leased Premises, including partitions, in accordance with the plans and specifications agreed to by the parties and made a part of this Lease by reference. The plans and specifications shall be approved and signed by the parties. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order signed by Lessor and Lessee and shall constitute an amendment to this Lease. Upon completion of the Building and other improvements in accordance with the plans and specifications, Lessee agrees to execute and deliver to Lessor a letter accepting delivery of the Leased Premises.










In the event the Premises shall not be substantially completed and ready for occupancy on the date above fixed for the commencement of the term of this Lease, this Lease shall nevertheless continue in full force and effect, and no liability shall arise against Lessor out of any such delay beyond the abatement of rent until the Premises are ready for occupancy; provided, however, there shall be no abatement of rent if the space is not substantially completed to permit occupancy because of the failure of Lessee to submit Lessee Plans to Lessor on a timely basis and, further, there shall be no abatement of rent should Lessee unreasonably delay in authorizing Lessor to commence the installation of Lessee's work or should Lessee request any changes of Lessee work in progress if, in Lessor's opinion, such change may be a cause for the extension of the date of substantial completion. If Lessee shall enter possession of all or any part of the Premises and commence its business from the Premises prior to the date fixed above for the first day of the term, all of the covenants and conditions of this lease shall be binding upon the parties hereto in respect of such possession the same as if the first day of the term had been fixed as of the date which Lessee entered such possession and Lessee shall pay to Lessor as rent for the period prior to the first day of the term of this Lease a proportionate amount of the rent set forth in the Rent Schedule.

10. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Lessor which shall not be unreasonably withheld. Any alterations, physical additions or Improvements to the Leased Premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease. Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the Leased Premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture is not then subject to any other rights, liens and interest of Lessor.

11. LIENS: Lessee shall not permit any lien or claim for any lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the land on which the Building is located, the Leased Premises, or any part thereof arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Lessee. If any such lien or claim for lien is filed, Lessee immediately either shall have such lien or claim for lien released of record or shall deliver to Lessor either: (i) a bond form, content, amount, and issued by surety, satisfactory to Lessor, indemnifying Lessor and others designated by Lessor against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof, or (ii) endorsements to the title policies of Lessor and Lessor's mortgagee "Insuring Over" such liens satisfactory to Lessor and Lessor's mortgagee, respectively. If Lessee fails to have such lien or claim for lien so released or to deliver such a bond or title endorsements to Lessor, Lessor, without investigating the validity of such lien, may pay or discharge the same and Lessee shall reimburse Lessor upon demand for the amount so paid by Lessor, including Lessor's expenses and attorney's fees. At Lessee's request, Lessor will grant a waiver of lien rights to Lessee's inventory.

12. CONDEMNATION: (a) Substantial Taking If, during the term (or any extension or renewal) of this Lease, all or a substantial part of the Leased Premises are taken for any public or quasipublic use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and such taking or purchase would prevent or materially interfere with the use of the Leased Premises for the purpose for which they are then being used, this Lease shall terminated and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award or any part thereof, unless some portion of the award is specifically allocated to Lessee. Lessee can pursue its own claims.

         (b) Partial Taking In the event a portion of the Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in subparagraph (a) above, Lessor may, at Lessor's sole risk and expense, restore and reconstruct the Building and other Improvements on the Leased Premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award or any part thereof, unless some portion of the award is specifically allocated to Lessee. Lessee can pursue its own claims.

13. FIRE AND CASUALTY: (a) Substantial Damage If the Leased Premises should be totally destroyed by fire or other casualty, or if the Leased Premises should be so damaged so that rebuilding cannot reasonably be completed within one hundred and eighty (180) working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate, and if such damage shall not have been caused by the fault or neglect of Lessee, its agents, employees, invitees, or those for whom Lessee is responsible, the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

         (b) Partial Damage If the Leased Premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within one hundred and eighty (180) working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, but Lessor may proceed with reasonable diligence to rebuild or repair the Building or other improvements to substantially the same conditions in which they existed prior to the damage. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the Leased Premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances and mutually agreed upon by both the Lessee and Lessor. In event that Lessor fails to complete the necessary repairs or rebuilding within one hundred and eighty (180) working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

14. PROPERTY INSURANCE: Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon a solvent insurance company, insuring the Building against all risk of direct physical loss in an amount equal to 100% of the full insurable value of the Building structure and its improvements (exclusive of excavation and foundation costs and costs of conduits, pilings and other similar underground items and costs of parking lot paving and landscaping) as of the date of the loss, provided, that Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee or which Lessee may have upon or within the Leased Premises or any fixtures, installed machinery, goods or supplies of Lessee or which Lessee may have upon or within the Leased Premises or any fixtures installed by or paid for by Lessee upon or within the Leased Premises or any additional Improvements which Lessee may construct on the Leased Premises.










15. WAIVER OF SUBROGATION: Anything in this Lease to the contrary notwithstanding, to the extent that Lessor or Lessee shall be or have the right to be reimbursed by insurance, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Leased Premises, Improvements to the Building of which the Leased Premises are a part, or personal property (Building Contents) within the Building, by reason of fire or the elements regardless of cause or origin. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give to each insurance company which has issued to it policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph.

16. HOLD HARMLESS: Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for any injury to person or damage to property on or about the Leased premises caused by the negligence or misconduct of Lessee, its agents, servants or employees, or of any other person entering upon the Leased Premises under express or implied authority of Lessee. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

17. QUIET ENJOYMENT: Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised and that Lessee, upon payment of the required rents and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Leased Premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other Lessee or third party that may interfere with Lessee's use and enjoyment of the Leased Premises.

18. LESSOR'S RIGHT OF ENTRY: Lessor shall have the right, upon 24 hours prior notice, at all reasonable hours, to enter the Leased Premises for the following reasons: inspection; cleaning or making repairs; showing the Leased Premises to prospective tenants or purchasers; determining Lessee's use of the Leased Premises, or determining if an act of default under this Lease has occurred. Lessee may escort Lessor or its agents while on Lease Premises.

19. ASSIGNMENT AND SUBLETTING: (a) Lessor's Rights Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject of this Lease.

         (b) Lessee's Restrictions. (i) without the prior written consent of Lessor, which shall not be unreasonably withheld, Lessee may not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this lease or the interest of Lessee in this Lease, in whole or in part, by operation of law or otherwise. If Lessee desires to enter into any sublease of the Leased Premises, Lessee shall deliver written notice thereof to Lessor, together with financial and other information sufficient for Lessor to make an informed judgement with respect to such proposed sublease. Any approved sublease shall be expressly subject to the terms and conditions of this Lease. In the event of any assignment or subletting, Lessee shall never the less at all times remain fully responsible and liable for the payment of the rent and compliance with all of its other obligations under the terms, provisions, and covenants of this Lease. Upon the occurrence of an "Event of Default" as defined below, if all or any part of the Leased Premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Lessor from the Assignee or subtenant shall not be construed to constitute a novation or a release of Lessee from the further performance of its obligations under the Lease.

                  (ii) In the event Lessee desires to enter into any sublease of the Leased Premises, Lessor shall have the option to exclude from the Leased Premises covered by the Lease, the space proposed to be sublet by Lessee, effective as of the proposed Commencement Date of sublease of said space by Lessee. Lessor may exercise said option after Lessee notifies Lessor of the proposed sublease. In the event Lessor exercises said option, Lessee shall surrender possession of the proposed sublease space to Lessor on the effective date of exclusion of said space from the Leased Premises covered by this Lease, and neither party hereto shall have any further rights or liabilities with respect to said space under this Lease.

20. DEFAULT BY LESSEE: The following shall be deemed to be Events of Default by Lessee under this Lease:

         (a) Delinquent Rent Lessee shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease and such failure to pay continues for five days from date of notice;

         (b) Abandonment Lessee shall abandon any substantial portion of the Leased Premises;

         (c) Other Defaults Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment or rent, and the failure is not cured within ten (10) days after written notice to Lessee;

         (d) Bankruptcy Lessee shall file a petition or be adjudged bankrupt or insolvent under the National Bankruptcy Act, as amended, or any similar law or statute of the United States or any state; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for benefit of creditors; or

         (e) Liens Lessee shall do or permit to be done any act which results in a lien being filed against the Leased Premises or the Building and/or Project of which the Leased Premises are a part.

21. REMEDIES FOR LESSEE'S DEFAULT: Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

         (a) Termination. Terminate this Lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor, and if the Lessee fails to surrender the Leased Premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises, by picking or changing locks if necessary and lock out, expel, or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for prosecution of any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of the Lease under this subparagraph, whether through inability to relet the Leased Premises on satisfactory terms or otherwise.










         (b) Entry and Reletting Enter upon and take possession of the Leased Premises by picking or changing lock if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim or damages, and relet the Leased Premises on behalf of Lessee and receive directly the rent by reason of the reletting.

         (c) Entry and Performing Lessee's Obligations. Enter upon the Leased Premises, by picking or changing locks if necessary, without being liable for prosecution or any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this subparagraph caused by negligence of Lessor or otherwise.

22. WAIVER OF DEFAULT OR REMEDY: Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Paragraph 21 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy provided constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions or covenants contained in this Lease.

23. ACTS OF GOD: Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an Act of God or Force Majeure.

24. ATTORNEY'S FEES: Lessee shall pay upon demand, all costs and expenses, including reasonable attorney's fees, incurred by Lessor in enforcing the observance and performance by Lessee of all covenants, conditions provisions of this Lease or resulting from Lessee's default under this Lease. In the event of default by Lessor, Lessee shall be entitled to attorney's fees required to enforce any remedies resulting from such default.

25. SURRENDER OF PREMISES: Upon expiration or termination of this Lease or termination of Lessee's right of possession of the Leased Premises. Lessee shall vacate the Leased premises. Lessee shall immediately deliver possession thereof to Lessor in a clean, good and tenantable condition, ordinary wear and tear accepted. Upon any termination which occurs other than by reason of Lessee's default, Lessee shall be entitled to remove from the Leased Premises all movable personal property of Lessee's provided Lessee immediately shall repair all damage resulting from such removal and shall restore the Leased Premises to tenantable condition. In the event possession of the Leased Premises is not immediately delivered to Lessor or if Lessee shall fail to remove all of Lessee's movable property as aforesaid, Lessor may remove any of such property therefrom without any liability of Lessor to Lessee or any other party. All movable property which may be removed from the Leased Premises by Lessor shall be conclusively presumed to have been abandoned by Lessee and title thereto shall pass to Lessor without any cost or credit therefore and Lessor may at its option and at Lessee's expense, store and/or dispose of such property.









26. HOLDING OVER: In the event of holding over by Lessee after the expiration or termination of this Lease, the hold over shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during that period. Lessee shall pay Lessor as rental for the period of such hold over an amount equal to one and one-half (1-1/2) of the rent which would have been payable by Lessee had the hold over period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the Leased Premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the hold over period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease except as otherwise expressly provided.

27. RIGHTS OF FIRST AND SECOND MORTGAGEE: Lessee accepts this Lease subject and subordinate to any recorded first and second mortgage or deed of trust lien presently existing or hereafter created upon the Leased Premises. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first and second mortgage or deed of trust lien hereafter placed on the Leased Premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first or second mortgage or deed of trust on the Leased Premises, Lessee shall be bound to the transferee (sometimes called the `Purchaser'), at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to atone to the Purchaser, including the first and second mortgagee under any such mortgage if it be the Purchaser, as its Lessor. The transfer of any interest of Lessor under this Lease shall not diminish Lessee's rights under the Lease as long as it is not in default hereunder.

28. ESTOPPEL CERTIFICATES: Lessee agrees to furnish promptly from time to time, upon request of Lessor or Lessor's mortgagee, a statement certifying, if applicable, that Lessee is in possession of the Leased premises; the Leased Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, liens or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee.

29. SUCCESSORS: Subject to Paragraphs 20 and 21 hereof, this Lease shall be binding upon and insure to benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns, and if Lessor's interest in the Leased Premises cease to exist for any reason during the term of this lease, then, notwithstanding the happening of such event, this Lease nevertheless shall remain unimpaired and in full force and effect and Lessee hereunder agrees to atone to the then owner of the Leased Premises.

30. RENT TAX: If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, related to the leased Premises, levied or imposed by any city, state, or county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

31. DEFINITIONS: The following definitions apply to the terms set forth below as used in this Lease:










         (a) "Abandon" means the vacating of all or a substantial portion of the Leased Premises by lessee, whether or not Lessee is in default of the rental payments due under this Lease.

         (b) An "Act of God" or "Force Majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms weather (including wet ground or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

         (c) The "Completion Date" shall be the date on which the Improvements erected and to be erected upon the Leased Premises shall have been substantially completed in accordance with the plans and specifications referred to in Paragraph 9.

         (d) "Real Estate Tax" means all school, city, state and county taxes and assessments including special district taxes or assessments.

         (e) "Square Feet" or "Square Foot" as used in this Lease includes the area contained within the space occupied by Lessee.

32. MISCELLANEOUS: The captions, headings, and titles appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraph. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

33. NOTICE AND PAYMENTS: (a) Payments by Lessee All rent and other payments required to be made by Lessee shall be payable to Lessor the address set forth below.

         (b) Payments by Lessor All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth below, or at any other address with the United States as Lessee may specify from time to time by written notice.

         (c) Notice Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the Untied States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below:

LESSOR:                                              LESSEE:

1385 Kemper Meadow Drive                             1385 Kemper Meadow Drive
Forest Park, Ohio 45240                              Forest Park, Ohio 45240

or to such other address as Lessor or Lessee may specify by a notice given in the foregoing manner. All notices, demands, and requests shall be effective upon being deposited in the United States Mail. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of receipt on the return receipt of the notice, demand or request by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

34. REAL ESTATE BROKERS: Lessee represents that Lessee has not dealt with any real estate broker, salesperson, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Lessee. Lessee agrees to indemnify and hold Lessor harmless from any claim or claims, as well as costs and expenses including attorney's fees incurred by Lessor in conjunction with any such claim or claims, of any broker or brokers, claiming to have interested Lessee in the Building or Leased Premises or claiming to have caused Lessee to enter into this Lease.

35. SECURITY DEPOSIT: Lessor has received from Lessee the sum of $10,000.00 as security for the performance of all of Lessee's obligation hereunder including the payment of rent. In the event of any default by Lessee, Lessor may at it option apply such part of the deposit as may be necessary to cure the default, and if Lessor does so, Lessee shall upon demand make such additional deposit as may be required to maintain the sum of $10,000.00 on hand. Upon the termination of this Lease, Lessor shall, provided the Lessee is not in any default, refund to Lessee the balance held by Lessor without interest. In the event of a sale of the Land and Building of which the Leased premises are a part, Lessor shall have the right to transfer the deposit and Lessee agrees to look to the new purchaser solely for the return of said deposit.

35. SEVERABILITY: If any provision of this Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not validate or render unenforceable any other provision hereof.

36. APPLICABLE LAW: This Lease shall be governed by the applicable laws of the State of Ohio.

37. LESSER COVENANTS: Lessee agrees, covenants, represents and warrants that:

                  1) as of the date of execution hereof, Lessee is not in default of any of its obligations or agreements with its creditors.

                  2)  Upon  request,   Lessee  will  provide  Lessor   financial
information or sureties satisfactory to Lessor and Lessor's first mortgagee.

                  3) All obligations of Lessee shall be guaranteed by all Shareholders of Lessee pursuant to a Lease Guaranty Agreement of even date herewith.

39. ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES; IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE
ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE. IT IS LIKEWISE AGREED








THAT THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY BOTH LESSOR AND LESSEE.










Signed at Cincinnati, Ohio, this 9th day of March, 1995.


                                     LESSEE:  SUPERIOR PHARMACEUTICAL COMPANY

Witnesseth:

Sheila M. Jobe___________________    By:  Dennis B. Smith____________________


[illegible]______________________    By:  Eric C. Hagerstrand, VP____________


STATE OF OHIO              )
                           )SS.
COUNTY OF HAMILTON         )

         I HEREBY CERTIFY, that on this 9th day of March, 1995, before me the subscriber, a Notary Public of the State of Ohio, in and for said County of Hamilton, aforesaid personally appeared DENNIS B. SMITH, the President, and ERIC
C. HAGERSTRAND, the Vice-President of SUPERIOR PHARMACEUTICAL COMPANY, the Lessee in the foregoing Lease, who being duly authorized by its Board of Directors and acting in order to and with the express intent of binding said corporation acknowledged the signing of the foregoing Lease Agreement as the free and voluntary corporate act of Tenant and the free and voluntary act and deed of said officers for an on behalf of said corporation for the uses of purposes therein mentioned.

         IN TESTIMONY WHEREOF, I hereunto set my hand and official seal at Cincinnati, Ohio.

                                        Sheila M. Jobe
                                        ---------------------------------------
                                        Notary Public

Witnesseth:                             LESSOR:  SPC PROPERTIES LIMITED

Sheila M. Jobe                          By:  Thomas L. Canning
----------------------------------      ----------------------------------------
[illegible]                             By:  Eric C. Hagerstrand
----------------------------------      ----------------------------------------
                                        By:  Dennis B. Smith
----------------------------------      ----------------------------------------


         I HEREBY CERTIFY, that on this 9th day of March, 1995, before me the subscriber, a Notary Public of the State of Ohio, in and for said County of Hamilton, aforesaid personally appeared DENNIS B. SMITH, ERIC C. HAGERSTRAND, and THOMAS L. CANNING, all of the members of SPC Properties Limited, the Lessor in the foregoing Lease Agreement as his free and voluntary act for the uses and purposes therein mentioned.















         IN TESTIMONY WHEREOF, I hereunto set my hand and official seal at Cincinnati, Ohio.


                                        Sheila M. Jobe_________________________
                                        Notary Public







                               BASE RENT SCHEDULE
                                       FOR
                           COMMERCIAL LEASE AGREEMENT


Months 1 through 60                   $25,000.00
Months 2 through 120                  $30,000.00
Months 121 through 241                $35,000.00


Witnesseth:                           LESSOR:

Sheila M Jobe                         Eric C. Hagerstrand
----------------------------------    ------------------------------------------
[illegible]                           Thomas L. Canning
----------------------------------    ------------------------------------------
Witnesseth:                           LESSEE:
----------------------------------    ------------------------------------------
Sheila M. Jobe                        Eric C. Hagerstrand
----------------------------------    ------------------------------------------
[illegible]                           Dennis B. Smith
----------------------------------    ------------------------------------------